Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. [ ]	Date of Issuance: October [__], 2022 Number of Shares: [ ] (subject to adjustment)

KINETA, INC.

STOCK PURCHASE WARRANT

Kineta, Inc., a Washington corporation (the “Company”), for value received, hereby certifies that [                    ], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time on or after the Closing Date (subject to the conditions set forth in Section 1 below) and on or before the Expiration Date (each, as defined below) shares of the Company’s Non-Voting Common Stock at a price per share of $0.01. The shares purchasable upon exercise of this Warrant, and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price”, respectively.

1. Number of Shares. Commencing on the Closing Date (as defined in that certain Securities Purchase Agreement by and among Yumanity Therapeutics, Inc., a Delaware corporation (“Yumanity”) and the purchaser parties thereto, dated as of June 5, 2022, as amended by that certain Amendment No. 1 to Securities Purchase Agreement of even date hereof (as may be further amended and/or restated from time to time, the “PIPE Agreement”)) upon the occurrence of the Closing (as defined in the PIPE Agreement) pursuant to which, for the avoidance of doubt, the undersigned Registered Holder purchases all of the Shares (as defined in the PIPE Agreement) allocated to it in accordance with the terms and conditions of the PIPE Agreement, and, subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company the number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.

2. Acknowledgement and Consent to Assumption. The Company and the undersigned Registered Holder hereby acknowledge and agree that, in accordance with Section 5.5(a)(iv) of the Merger Agreement (as defined in the PIPE Agreement), this Warrant shall be converted into and become a warrant to purchase shares of Yumanity Common Stock (as defined in the Merger Agreement) and Yumanity shall assume this Warrant in accordance with its terms, effective as of the Effective Time (as defined in the Merger Agreement). The Registered Holder hereby irrevocably waives and forever discharges any rights under this Warrant to receive advance written notice of the Company’s execution of the Merger Agreement or the performance by the Company of any of the transactions contemplated by the Merger Agreement. The Registered Holder hereby irrevocably consents to the adoption of this Warrant by Yumanity in accordance with the terms of the Merger Agreement, contingent and effective upon the Effective time. In connection with the closing of the Merger (as defined in the Merger Agreement) and the assumption of this Warrant by Yumanity, the Registered Holder hereby agrees to execute and deliver to the Company and Yumanity all transaction documents related to the assumption of this Warrant, including an amended form of warrant and other ancillary agreements, with customary representations and warranties and transfer restrictions applicable to all holders of warrants issued on substantially similar terms.

3. Exercise.

(a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer, or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 3(a). At such time, the person or persons in whose name or names any notices of issuance for Warrant Stock shall be issuable upon such exercise as provided in Section 3(d) shall be deemed to have become the holder or holders of record of the Warrant Stock referred to in such notices of issuance.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided in Section 3(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

X =	Y (A-B)
A

Where	X =	The number of shares of Warrant Stock to be issued to the Registered Holder.

Y =	The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

A =	The fair market value of one share of Warrant Stock (at the date of such calculation).

B =	The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 3(c), the fair market value of Warrant Stock on the date of calculation shall mean with respect to each share of Warrant Stock:

(A) if the exercise is in connection with an initial public offering of the Company’s Common Stock, and if the Company’s Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering;

(B) if this Warrant is exercised after, and not in connection with, the Company’s initial public offering, and if the Company’s Common Stock is traded on a securities exchange or actively traded over-the-counter:

(1) if the Company’s Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before date of calculation; or

(2) if the Company’s Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or

(C) if neither (A) nor (B) is applicable, the fair market value of Warrant Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 7(b), in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of such stock pursuant to such acquisition.

(d) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a notice or notices of issuance for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Sections 3(a) or 3(c).

4. Adjustments.

(a) Stock Splits and Dividends. If the Company’s outstanding shares of the same class as the Warrant Stock shall be subdivided into a greater number of shares or a dividend in the Company’s shares of the same class as the Warrant Stock shall be paid in respect of the Company’s shares of the same class as the Warrant Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the Company’s outstanding shares of the same class as the Warrant Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 4.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 4, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

5. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that none of the Company’s securities (including this Warrant and the Warrant Stock) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise (or any securities issued by the Company upon conversion or exchange thereof) in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each notice of issuance with respect to Warrant Stock issued upon the exercise of this Warrant (and any securities issued by the Company upon conversion or exchange thereof) shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 5(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

6. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”):

(a) the 36 month anniversary of the date of issuance first set forth above;

(b) the sale, conveyance or disposal of all or substantially all of the Company’s property or business or any transaction or series of related transactions in which more than fifty percent (50%) of the voting securities of the Company is disposed of, provided that this Section 6(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company or to an equity financing in which the Company is the surviving corporation; or

(c) the termination of the PIPE Agreement in accordance with its terms.

7. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its outstanding stock of the same class as the Warrant Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right,

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of the Company’s outstanding stock of the same class as the Warrant Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

14. Representations and Warranties of Registered Holder. The Registered Holder represents and warrants that:

(a) Organization, Authorization and Power. The Registered Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to enter into and perform this Warrant and to acquire and hold the Warrant Stock. The execution, delivery and performance of this Warrant by the Registered Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Registered Holder or its board of directors, stockholders or other governing body is required. This Warrant is a valid and binding obligation of the Registered Holder, enforceable against the Registered Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(b) Acquisition of Warrant Stock for Own Account. The Warrant Stock is being or will be acquired for investment for the Registered Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Registered Holder has no present intent to sell, grant any participation in, or otherwise distribute the same.

(c) Sophistication and Suitability. The Registered Holder is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the acquisition of the Warrant Stock, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to acquire the Warrant Stock. The Registered Holder (a) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Warrant Stock; (b) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Warrant Stock except in compliance with the Securities Act and applicable state securities laws; (c) understands that the Warrant Stock is being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Registered Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Registered Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Registered Holder to acquire the Warrant Stock; (d) understands that its investment in the Warrant Stock involves a significant degree of risk, including a risk of total loss of the Registered Holder’s investment; and (e) understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Warrant Stock.

(d) Accredited Investor Status. The Registered Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(e) Private Placement. The Registered Holder acknowledges and agrees that the Warrant Stock is being offered in a transaction not involving a public offering within the meaning of the Securities Act and that the Warrant Stock has not been registered under the Securities Act. The Registered Holder acknowledges and agrees that the Warrant Stock may not be offered, resold, transferred, pledged or otherwise disposed of by the Registered Holder absent an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder.

(f) No Solicitation. At no time was the Registered Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant Stock.

(g) Legends. The Registered Holder understands and agrees that the certificates evidencing the Warrant Stock may bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Amended and Restated Articles of Incorporation or Bylaws, and by any agreement between the Company and the Registered Holder:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

The Warrant Stock is to be registered in connection the transactions contemplated by the Merger Agreement and any lock-up agreement applicable to the Warrant Stock may be waived by the Company following the consummation of the transactions contemplated by the Merger Agreement.

(h) No Legal, Tax or Investment Advice. The Registered Holder has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of the acquisition of the Warrant Stock and the other transactions contemplated by this Warrant. The Registered Holder has relied solely on such advisors and has not relied on any statements or representations of the Company, the Company’s counsel, or any of the Company’s agents regarding the federal, state, local and foreign tax consequences of the acquisition of the Warrant Stock or the other transactions contemplated by this Warrant. The Registered Holder understands that it (and not the Company) will be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Warrant.

15. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Warrant, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Warrant sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Warrant, nor any waiver of any rights under this Warrant, shall be effective unless in writing signed by the Company and the Registered Holder. No delay or failure to require performance of any provision of this Warrant shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(e) Notices. Any notice, demand or request required or permitted to be given under this Warrant shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.

(g) Construction. This Warrant is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Warrant shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Registered Holder have executed this Warrant as of the date first set forth above.

THE COMPANY:

KINETA, INC.

By:
(Signature)
Name:
Title:

Address:
219 Terry Ave #300
Seattle, WA 98109
United States

ACCEPTED AND AGREED:

THE REGISTERED HOLDER:

(PRINT NAME)

(Signature)

Address:

Email:

SIGNATURE PAGE TO WARRANT FOR NON-VOTING COMMON STOCK OF KINETA, INC.

EXHIBIT A

PURCHASE/EXERCISE FORM

To: Kineta, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ____, hereby irrevocably elects to (a) purchase ____________________ shares of the capital stock covered by such Warrant and herewith makes payment of $____________________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for ____________________ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 3(c) of such Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties of the Registered Holder set forth in Section 14 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.

ACKNOWLEDGED AND AGREED TO BY THE REGISTERED HOLDER:

(Registered Holder)

By:
(Signature)
Name:
Title:

Address:

Email:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares

ACKNOWLEDGED AND AGREED TO BY THE REGISTERED HOLDER:

(Registered Holder)

By:

(Signature)

Name:
Title:

Address:

Email: